UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2025, Planet 13 Holdings Inc. (the “Company”) announced the resignation of Dennis Logan, the Chief Financial Officer of the Company, effective May 31, 2025.

Effective upon Mr. Logan’s departure, the Company has appointed Steve McLean, the Company’s Vice President of Finance, to serve as its Interim Chief Financial Officer.

Mr. McLean joined the Company in 2019 and has since overseen the Company’s finance and accounting operations. He obtained his accounting degree in Toronto, Canada, where he held the Certified Management Accountant designation for 10 years and holds a Master’s degree with a specialization in taxation from the State University of New York at Albany.

There is no family relationship between Mr. McLean and any of the Company’s other officers and directors. There are no understandings or arrangements between Mr. McLean and any other person pursuant to which Mr. McLean was appointed as Interim Chief Financial Officer.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on May 20, 2025 announcing the resignation of Chief Financial Officer Dennis Logan and appointment of Steve McLean as Interim Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 20, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: May 20, 2025	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: May 20, 2025	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer